SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549


                           FORM 8-K


                        CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): August 7, 1996


                       DSI Industries, Inc.
    (Exact name of registrant as specified in its charter)


    Delaware               0-15784               13-3273041
  (State or other        (Commission            (IRS Employer
  jurisdiction of        File Number)          Identification No.)
   incorporation)


5211 Brownfield Highway, Suite 230, Lubbock, Texas     79407
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code: 806-785-8400


 (Former name or former address, if changed since last report)





















                           Exhibit Index is on page 3

Item 5. Other Events.

     On August 7, 1996, the registrant executed a Security Agreement and a Guaranty Agreement (the "Agreements") dated as of August 1, 1996 by and between The Plains National Bank of West Texas (the "Lender") and the registrant. The Agreements, copies of which are attached as Exhibits 10.35 and 10.36 to this Current Report on Form 8-K, are incorporated in their entirety herein by reference.

     Pursuant to or in accordance with the Agreements, the registrant granted to the Lender a continuing security interest in all of the outstanding common stock (1,000 shares) of its only operating subsidiary, Norton Drilling Company ("Norton"), evidenced by common stock certificate #1. Furthermore, the registrant unconditionally guaranteed the prompt and full payment and performance of Norton's present and future, joint and/or several, direct and indirect, absolute and contingent , express and implied, indebtedness, liabilities, obligations and covenants to Lender, including any amendments, extensions modifications, renewals, or substitutions, thereto. The registrant's obligations under the Agreements are unlimited and shall include all present or future obligations between Norton and the Lender, together with all interest and all of Lender's expenses and costs, incurred in connection with the obligations.

     The Agreements were executed in consideration for the Lender's funding of a promissory note in the amount of $3,000,000 and a revolving or draw note in the amount of $750,000. Payment on the $3,000,000 note shall be made on demand, but if no demand is made, then in 82 payments of principal in the amount of $35,715.00 plus accrued interest beginning September 1, 1996 and continuing at monthly time intervals thereafter. A final payment of the unpaid principal balance plus accrued interest is due and payable on July 1, 2003. The $750,000 note is due on demand, but if no demand is made, then interest only payments beginning September 1, 1996 and continuing at monthly time intervals thereafter. A final payment of the unpaid principal balance plus accrued interest is due and payable on April 1, 1997.

Item 7. Financial Statements and Exhibits.                        Page

        (b) Financial Statements                                      5


Exhibit No.                   Name

10.35          Commercial Security Agreement dated as of              7
          August 1, 1996, by and between The Plains
          National Bank of West Texas and  DSI Industries,
          Inc..

10.36          Commercial Continuing Guaranty, dated as of            17
          August 1, 1996 by   and between The Plains
          National Bank of West Texas and DSI Industries,
          Inc.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  DSI Industries, Inc.
                                     (Registrant)




Date: August 22, 1996                  /s/ Sherman H. Norton
                                  Sherman H. Norton, Jr., President














































Item 7. Financial Statements

             DSI INDUSTRIES, INC. AND SUBSIDIARIES

                  CONSOLIDATED BALANCE SHEETS
                          (Unaudited)

                                                         July 31,
                                                           1996
Current assets:
   Cash and cash equivalents                           $   414,378
   Accounts receivable , trade, less allowance
     for doubtful accounts of $90,000                    3,140,389
   Costs and estimated earnings in excess of
     billings on uncompleted contracts                     613,000
   Prepaid expenses and other current assets               362,100

        Total current assets                             4,529,867

Property and equipment, at cost, net of
   accumulated depreciation                              7,351,227
Goodwill, net of accumulated amortization                1,444,080
Security deposits                                          128,991

        Total assets                                   $13,454,165

Current liabilities:
   Current maturities of notes payable                 $ 1,421,901
   Accounts payable                                      3,819,932
   Accrued expenses and other current
     liabilities                                         1,031,980
   Net liabilities of discontinued operations            1,360,033

        Total current liabilities                        7,633,846

Notes payable, less current maturities                   2,185,732

Commitments and contingencies                                  - -

Stockholder's equity:
   Common stock-par value $.01; authorized-
     100,000,000 shares, issued and
     outstanding-23,693,365 shares                         226,103
   Additional paid-in capital                            9,643,111
   Accumulated deficit                                  (6,234,627)

   Total stockholders' equity                            3,634,587

   Total liabilities and stockholder's equity          $13,454,165


These financial statements include adjustments to reflect the bank refinancing which occurred subsequent to July 31, 1996.





                DSI INDUSTRIES, INC. AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF OPERATIONS
                             (Unaudited)


                                                      For the eight
                                                       months ended
                                                         July 31,
                                                           1996

     Operating revenues:
       Contract drilling revenues                      $15,735,328
       Other                                                48,375

         Total operating revenues                       15,783,703

     Operating costs and expenses:
       Direct drilling costs                            13,792,498
       General and administrative                          718,087
       Depreciation, depletion and
        amortization                                       855,244
       Other                                                11,752

         Total operating costs and expenses             15,377,581

         Operating income                                  406,122

     Other income (expense):
       Net gain on sale of assets                          113,040
       Interest expense                                (   245,831)

         Total other expense, net                      (   132,791)

     Income before provision for
       income taxes and discontinued operations            273,331

     Income taxes                                             - -

     Income from continuing operations                     273,331

     Income from discontinued operations, net
      of income tax effect of $-0-                       2,115,007

     Net income                                        $ 2,388,338




















     Exhibit 10.35

                               OWNER OF COLLATERAL
                               DSI INDUSTRIES, INC.

THE PLAINS NATIONAL BANK PNB
5010 University                                     COMMERCIAL
Lubbock, Texas 79413                                SECURITY
(806) 795-7131 "LENDER"                             AGREEMENT
Lubbock County
                               ADDRESS
                         5211 BROWNFIELD HWY, SUITE 230
                         LUBBOCK, TX 79407
                         Telephone        Identification No.
                         785-8400

           BORROWER                          LOCATION OF COLLATERAL
   NORTON DRILLING COMPANY

           ADDRESS
   5211 BROWNFIELD HWY, SUITE 230
   LUBBOCK, TX 79407
   Telephone        Identification No.
   785-8400

 1. SECURITY INTEREST. Owner of Collateral ("Owner") grants to Lender identified above a continuing security interest in the Collateral described below to secure the obligations described in this Agreement.

 2. OBLIGATIONS. The Collateral shall secure the payment and performance of all of Borrower's and Owner's present and future, joint and/or several, direct and indirect, absolute and contingent, express and implied, indebtedness, (including costs of collection, legal expenses and attorneys' fees, incurred by Lender upon the occurrence of a default under this Agreement, in collecting or enforcing payment of such indebtedness or preserving, protecting or realizing on the Collateral), liabilities, obligations and covenants (cumulatively "Obligations") to Lender; pursuant to:

 a. this Agreement and the following promissory notes and agreements:


INTEREST   PRINCIPAL AMOUNT/      FUNDING/      MATURITY    CUSTOMER    LOAN
  RATE       CREDIT LIMIT        AGREEMENT         DATE      NUMBER    NUMBER

VARIABLE      $750,000.00        08/01/96       04/01/97                991307

VARIABLE    $3,000,000.00        08/01/96       07/01/03               1015908


 b. all other present or future, written or oral, agreements between Borrower or Owner to Lender (whether executed for the same or different purposes than the preceding documents)
 c. all amendments, modifications, replacements or substitutions to any of the foregoing; and
 d. applicable law.

 3. COLLATERAL. The Collateral shall consist of all of the following described property and Owner's rights, title and interest in such property whether now owned or hereafter acquired by Owner and wheresoever located:

    All accounts and contract rights including, but not limited to, the accounts and contract rights described on Schedule A attached hereto and incorporated herein by this reference;


    All chattel paper including, but not limited to, the chattel paper described on Schedule A attached hereto and incorporated herein by this reference;

    All documents including, but not limited to, the documents described on Schedule A attached hereto and incorporated herein by this reference;

    All equipment, including, but not limited to, the equipment described on Schedule A attached hereto and incorporated herein by this reference;

    All fixtures, including, but not limited to, the fixtures located or to be located on the real property described on Schedule B attached hereto and incorporated herein by this reference;

    All general intangibles including, but not limited to, the general intangibles described on Schedule A attached hereto and incorporated herein by this reference;

    All instruments including, but not limited to, the instruments described on Schedule A attached hereto and incorporated herein by this reference;

    All inventory including, but not limited to, the inventory described on Schedule A attached hereto and incorporated herein by this reference;

    All minerals or the like located on or related to the real property described on Schedule B attached hereto and incorporated herein by this reference;

    All standing timber located on the real property described on Schedule B attached hereto and incorporated herein by this reference;



 The property described in Schedule A;

All monies, instruments, and savings, checking or other deposit accounts within Lender's custody or control (excluding IRA, Keogh, trust accounts, and deposits subject to tax penalties if so assigned)
All accessions, accessories, additions, amendments, attachments, modifications, replacements and substitutions to any of the above;
All proceeds and products of any of the above
All policies of insurance pertaining to any of the above as well as any proceeds and unearned premiums pertaining to such policies; and All books and records pertaining to any of the above.


 4. OWNER'S TAXPAYER IDENTIFICATION. Owner's social security number or federal taxpayer identification number is: 75-2394846

 5. RESIDENCY/LEGAL STATUS. Owner is a resident of the state of: n/a
Owner is a: X Corporation;    Partnership;    Non-Profit Association;
Limited Liability Company; duly organized, validly existing and in good standing under the laws of the state of: Delaware

 6. REPRESENTATIONS, WARRANTIES, AND COVENANTS. Owner represents, warrants and covenants to Lender that:
 (a) Owner is and shall remain the sole owner of the Collateral;
 (b)



 (c) Owner's chief executive office, chief place of business, office where its business records are located, or residence is the address identified above. Owner's other executive offices, places of business, locations of its business records, or domiciles are described on Schedule C attached hereto and incorporated herein by this reference. Owner shall immediately advise Lender in writing of any change in or addition to the foregoing addresses;
 (d)Owner shall not become a party to any restructuring of its form of business or participate in any consolidation, merger, liquidation or dissolution without providing Lender with thirty (30) or more days' prior written notice of such change
 (e) Owner shall notify Lender of the nature of any intended change of Owner's name, or the use of any trade name, and the effective date of such change
 (f) The Collateral is and shall at all times remain free of all tax and other liens, security interests, encumbrances and claims of any kind except for those belonging to Lender and those described on Schedule D attached hereto and incorporated herein by this reference. Without waiving the event of default as a result thereof, Owner shall take any action and execute any document needed to discharge the foregoing liens, security interests, encumbrances and claims;
 (g) Owner shall defend the Collateral against all claims and demands of all persons at any time claiming any interest therein;
 (h) All of the goods, fixtures, minerals or the like, and standing timber constituting the Collateral is and shall be located at Owner's executive offices, places of business, residence and domiciles specifically described in this Agreement.
 (i) Owner shall provide Lender with possession of all chattel paper and instruments constituting the Collateral
 (j) All of Owners accounts or contract rights; chattel paper; documents; general intangibles; instruments; and federal, state, county, and municipal government and other permits and licenses; trusts, liens, contracts, leases, and agreements constituting the Collateral are and shall be valid, genuine and legally enforceable obligations and rights belonging to Owner against one or more third parties and not subject to any claim, defense, set-off or counterclaim of any kind
 (k) Owner shall not amend, modify, replace, or substitute any account or contract right; chattel paper; document, general intangible; or instrument constituting the Collateral without the prior written consent of Lender;
 (l) Owner has the right and is duly authorized to enter into and perform its obligations under this Agreement. Owner's execution and performance of these obligations do not and shall not conflict with the provisions of any statute, regulation, ordinance, rule of law contract or other agreement which may now or hereafter be binding on Owner;
 (m) No action or proceeding is pending against Owner which might result in any material or adverse change in its business operations or financial condition or materially affect the Collateral; other than what has previously been disclosed.
 (n)Owner has not violated and shall not violate any applicable federal, state, county or municipal statute, regulation or ordinance
    (including, but not limited to, those governing Hazardous Materials) which may materially and adversely affect its business operations or financial condition or the Collateral; and
 (o)This Agreement and the obligations described in this Agreement are executed and incurred for business and not consumer purposes .

   7. SALE OF COLLATERAL. Owner shall not assign, convey, lease, sell or transfer any of the Collateral to any third party without the prior written consent of Lender except for sales of inventory to buyers in the ordinary course of business.

   8. FINANCING STATEMENTS AND OTHER DOCUMENTS. Owner shall take all actions and execute all documents required by Lender to attach, perfect and maintain its security interest in the Collateral and establish and maintain its right to receive the payment of the proceeds of the Collateral including but not limited to, executing any financing statements, fixture filings, continuation statements, notices of security interest and other documents required by the Uniform Commercial Code and other applicable law. Owner shall pay the costs of filing such documents in all offices wherever filing or recording is deemed by Lender to be necessary or desirable. In lieu of filing security agreements financing statements, and effective financing statements, Lender shall be entitled to perfect its security interest in the Collateral by filing carbon, photographic or other reproductions of the aforementioned documents with any authority required by the Uniform Commercial Code or other applicable law.

   9. INQUIRIES AND NOTIFICATION TO THIRD PARTIES. Owner hereby authorizes Lender to contact any third party and make any inquiry pertaining to Owner's financial condition or the Collateral. In addition, Lender is authorized to provide oral or written notice of its security interest in the Collateral to any third party.

   10. COLLECTION OF INDEBTEDNESS FROM THIRD PARTIES. Lender shall be entitled to notify, and upon the request of Lender, Owner shall notify any account debtor or other third party (including, but not limited to, insurance companies) to pay any indebtedness or obligation owing to Owner and constituting the Collateral (cumulatively "Indebtedness") to Lender whether or not a default exists under this Agreement. Owner shall diligently collect the Indebtedness owing to Owner from its account debtors and other third parties until the giving of such notification. In the event that Owner possesses or receives possession of any instruments or other remittances with respect to the Indebtedness following the giving of such notification or if the instruments or other remittances constitute the prepayment of any Indebtedness or the payment of any insurance proceeds, Owner shall hold such instruments and other remittances in trust for Lender apart from its other property, endorse the instruments and other remittances to Lender, and immediately provide Lender with possession of the instruments and other remittances. Lender shall be entitled, but not required, to collect (by legal proceedings or otherwise), extend the time for payment, compromise exchange or release any obligor or collateral upon, or otherwise settle any of the Indebtedness whether or not an event of default exists under this Agreement. Lender shall not be liable to Owner for any action, error, mistake, omission or delay pertaining to the actions described in this paragraph or any damages resulting therefrom.

   11. POWER OF ATTORNEY. Owner hereby appoints Lender as its attorney-in-fact to endorse Owner's name on all instruments and other remittances payable to Owner with respect to the Indebtedness or other documents pertaining to Lender's actions in connection with the Indebtedness. In addition, Lender shall be entitled, but not required, to perform any action or execute any document required to be taken or executed by Owner under this Agreement. Lender's performance of such action or execution of such documents shall not relieve Owner from any obligation or cure any default under this Agreement. The powers of attorney described in this paragraph are coupled with an interest and are irrevocable.

   12. USE AND MAINTENANCE OF COLLATERAL. Owner shall use the Collateral solely in the ordinary course of its business, for the usual purposes intended by the manufacturer (if applicable), with due care, and in compliance with the laws, ordinances, regulations requirements and rules of all federal, state, county and municipal authorities including environmental laws and regulations and insurance policies. Owner shall not make any alterations, additions or improvements to the Collateral without the prior written consent of Lender. Without limiting the foregoing, all alterations, additions and improvements made to the Collateral shall be subject to the security interest belonging to Lender, shall not be removed without the prior written consent of Lender, and shall be made at Owner's sole expense. Owner shall take all actions and make any repairs or replacements needed to maintain the Collateral in good condition and working order.

 13. LOSS OR DAMAGE. Owner shall bear the entire risk of any loss, theft, destruction or damage (cumulatively "Loss or Damage") to all or any part of the Collateral. In the event of any Loss or Damage, Owner will either restore the Collateral to its previous condition, replace the Collateral with similar property acceptable to Lender in its sole discretion, or pay or cause to be paid to Lender the decrease in the fair market value of the affected Collateral.

   14. INSURANCE. The Collateral will be kept insured for its full value against all hazards including loss or damage caused by fire, collision, theft or other casualty. If the Collateral consists of a motor vehicle, Owner will obtain comprehensive and collision coverage in amounts at least equal to the
actual cash value of the vehicle with deductibles not to exceed $        n/a
OWNER MAY FURNISH REQUIRED INSURANCE EITHER THROUGH EXISTING POLICIES OWNED OR CONTROLLED BY OWNER OR THROUGH ANY INSURANCE COMPANY AUTHORIZED TO TRANSACT BUSINESS IN TEXAS, BUT LENDER MAY REFUSE ANY INSURER FOR REASONABLE CAUSE. The insurance policies shall require the insurance company to provide Lender with at least thirty (30) days' written notice before such policies are altered or canceled in any manner. The insurance policies shall name Lender as a loss payee and provide that no act or omission of Owner or any other person shall affect the right of Lender to be paid the insurance proceeds pertaining to the loss or damage of the Collateral. In the event Owner fails to acquire or maintain insurance, Lender (after providing notice as may be required by law) may in its discretion procure appropriate insurance coverage upon the Collateral and charge the insurance cost as an advance of principal under the promissory note. Owner shall furnish Lender with evidence of insurance indicating the required coverage. Lender may act as attorney-in-fact for Owner in making and settling claims under insurance policies, canceling any policy or endorsing Owner's name on any draft or negotiable instrument drawn by any insurer.

   15. INDEMNIFICATION. Lender shall not assume or be responsible for the performance of any of Owner's obligations with respect to the Collateral under any circumstances. Owner shall immediately provide Lender with written notice of and indemnify and hold Lender and its shareholders, directors, officers, employees and agents harmless from all claims, damages, liabilities (including attorneys' fees and legal expenses), causes of action, actions, suits and other legal proceedings (cumulatively "Claims") pertaining to its business operations or the Collateral including, but not limited to, those arising from Lender's performance of Owner's obligations with respect to the Collateral. It is the express intention of the parties hereto that the indemnity provided for herein is intended to and shall indemnify and protect Lender from the consequences of Lender's own negligence, whether or not that negligence is the sole or concurring cause of any claim, damage, liability, loss, deficiency, penalty, cost or expense. Owner, upon the request of Lender, shall hire legal counsel to defend Lender from such Claims/ and pay the attorneys' fees, legal expenses and other costs incurred in connection therewith. In the alternative, Lender shall be entitled to employ its own legal counsel to defend such Claims at Owner's cost.

   16. TAXES AND ASSESSMENTS. Owner shall execute and file all tax returns and pay all taxes, licenses, fees and assessments relating to its business operations and the Collateral (including, but not limited to, income taxes, personal property taxes, withholding taxes, sales taxes, use taxes, excise taxes and workers' compensation premiums) in a timely manner.

   17. INSPECTION OF COLLATERAL AND BOOKS AND RECORDS. Owner shall allow Lender or its agents to examine, inspect and make abstracts and copies of the Collateral and Owner's books and records pertaining to Owner's business operations and financial condition or the Collateral during normal business hours. Owner shall provide any assistance required by Lender for these purposes. All of the signatures and information pertaining to the Collateral or contained in the books and records shall be genuine, true, accurate and complete in all respects. Owner shall note the existence of Lender's security interest in its books and records pertaining to the Collateral.

 18. DEFAULT. Owner shall be in default under this Agreement in the event that Owner, Borrower or any guarantor:

 (a)fails to make any payment under this Agreement or any other indebtedness to Lender when due
 (b)fails to perform any obligation or breaches any warranty or covenant to Lender contained in this Agreement or any other present or future written agreement regarding this or any other indebtedness to Lender
 (c)provides or causes any false or misleading signature or representation to be provided to Lender;
 (d)allows any loss, diminution, or impairment of the physical condition, value, title, priority, possession, or control of any Collateral or Owner's or Lender's rights therein, including, but not limited to, allowing any part of the Collateral to be placed into receivership, removed, impaired, lost, stolen, destroyed, damaged, seized, confiscated or affected in any material way;
 (e)seeks to revoke, terminate or otherwise limit its liability under any continuing guaranty;
 (f)permits the entry or service of any garnishment, judgment, tax levy, attachment or lien against Owner, any guarantor, or any of their property
 (g)becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceeding
 (h)allows the Collateral to be used by anyone to transport or store goods, the possession, transportation, or use of which, is illegal;
 (i)causes Lender in good faith to deem itself insecure for any reason. and Borrower has been unable to provide assurances or restore the Bank's security.

 19. RIGHTS OF LENDER ON DEFAULT. If there is a default under this Agreement, Lender shall be entitled to exercise one or more of the following remedies without notice or demand (except as required by law):
 (a)to declare the Obligations immediately due and payable in full
 (b)to collect the outstanding Obligations with or without resorting to judicial process
 (c)to change Owner's mailing address, open Owner's mail, and retain any instruments or other remittances constituting the Collateral contained therein
 (d)to lawfully and peaceably take possession of any Collateral in any manner permitted by law;
 (e)to apply for and obtain, without notice and upon ex parte application, the appointment of a receiver for the Collateral without regard to Owner's financial condition or solvency, the adequacy of the Collateral to secure the payment or performance of the obligations, or the existence of any waste to the Collateral
 (f)to require Owner to deliver and make available to Lender any Collateral at a place reasonably convenient to Owner and Lender;
 (g)to sell, lease or otherwise dispose of any Collateral and collect any deficiency balance with or without resorting to legal process
 (h)to set-off Owner's obligations against any amounts due to Owner including, but not limited to, monies, instruments, and deposit accounts maintained with Lender, and
 (i) to exercise all other rights available to Lender under any other written agreement or applicable law.

Lender's rights are cumulative and may be exercised together, separately, and in any order. If notice to Owner of intended disposition of Collateral is required by law, Lender will provide reasonable notification of the time and place of any sale or intended disposition as required under the Uniform Commercial Code. In the event that Lender institutes an action to recover any Collateral or seeks recovery of any Collateral by way of a prejudgment remedy in an action against Owner, Owner waives the posting of any bond which might otherwise be required. Owner waives and consents to any release or other impairment of any Collateral because of any failure of Lender to perfect its security interest, any damage to any Collateral, or any other reason whatsoever, even if caused by Lender's negligence.

   20. APPLICATION OF PAYMENTS. Whether or not a default has occurred under this Agreement, all payments made by or on behalf of Owner and all credits due to Owner from the disposition of the Collateral or otherwise may be applied against the amounts paid by Lender (including attorneys' fees and legal expenses) in connection with the exercise of its rights or remedies described in this Agreement and any interest thereon and then to the payment of the remaining Obligations in whatever order Lender chooses.

   21. REIMBURSEMENT OF AMOUNTS EXPENDED BY LENDER. Owner shall reimburse Lender for all amounts (including attorneys' fees and legal expenses) expended by Lender in the performance of any action required to be taken by Owner or the exercise of any right or remedy belonging to Lender under this Agreement, together with interest thereon at the lower of the highest rate described in any promissory note or credit agreement executed by Borrower or Owner or the highest rate allowed by law from the date of payment until the date of reimbursement. These sums shall be Included in the definition of Obligations, shall be secured by the Collateral identified in this Agreement and shall be payable upon demand.

   22. ASSIGNMENT. Owner shall not be entitled to assign any of its rights, remedies or obligations described in this Agreement without the prior written consent of Lender. Consent may be withheld by Lender in its sole discretion. Lender shall be entitled to assign some or all of its rights and remedies described in this Agreement without notice to or the prior consent of Owner in any manner.

   23. MODIFICATION AND WAIVER. The modification or waiver of any of Owner's Obligations or Lender's rights under this Agreement must be contained in a writing signed by Lender. Lender may perform any of Owner's Obligations or delay or fail to exercise any of its rights without causing a waiver of those Obligations or rights. A waiver on one occasion shall not constitute a waiver on any other occasion. Owner's Obligations under this Agreement shall not be affected if Lender amends, compromises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any Owner or third party or any of its rights against any Owner, third party or collateral.

   24. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Owner and Lender and their respective successors, assigns, trustees, receivers, administrators, personal representatives, legatees, and devisees.

   25. NOTICES. Any notice or other communication to be provided under this Agreement shall be in writing and sent to the parties at the addresses described In this Agreement or such other address as the parties may designate in writing from time to time.

   26. SEVERABILITY. If any provision of this Agreement violates the law or is unenforceable, the rest of the Agreement shall remain valid.

   27. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAW. OWNER OF COLLATERAL CONSENTS TO THE JURISDICTION AND VENUE OF ANY COURT LOCATED IN THE COUNTY IN WHICH THIS AGREEMENT IS SIGNED OR IN WHICH OWNER OF COLLATERAL RESIDES IN THE EVENT OF ANY LEGAL PROCEEDING UNDER THIS AGREEMENT.

   28. COLLECTION EXPENSES. If Lender hires an attorney (who is not a salaried employee of Lender) to assist in collecting amounts owed or enforcing Lender's rights or remedies, Owner agrees to pay Lender's reasonable attorneys' fees, court costs and related expenses to the extent permitted by law, subject to court award.

   29. MISCELLANEOUS. This Agreement is executed for commercial purposes. Owner shall supply information regarding Owner's business operations and financial condition or the Collateral in the form and manner as requested by Lender. All information furnished by Owner to Lender shall be true, accurate and complete in all respects. Owner and Lender agree that time is of the essence. All references to Owner in this Agreement shall include all parties signing below. If there is more than one Owner, their obligations shall be joint and several. This Agreement shall remain in full force and effect until Lender provides Owner with written notice of termination. This Agreement and any related documents represent the complete and integrated understanding between Owner and Lender pertaining to the terms and conditions of those documents.

   30. ADDITIONAL TERMS:

Borrower will have no more than thirty (30) days to cure any default from the date of written notice by the Bank.





Owner acknowledges that Owner has read, understands, and agrees to the terms and conditions of this Agreement.

This Agreement and related documents have been signed in the county of Lender's address unless otherwise specified: LUBBOCK

Dated: AUGUST 1, 1996

                           LENDER: PLAINS NATIONAL BANK OF WEST TEXAS
                                   P.O. Box 271

                           DARRELL W ADAMS
                           SENIOR VICE PRESIDENT

OWNER: DSI INDUSTRIES, INC.                                           OWNER:

/s/ Sherman H. Norton, Jr.
SHERMAN H. NORTON, JR. - CHAIRMAN
OF THE BOARD


OWNER:                     OWNER:



OWNER:                     OWNER:



OWNER:                     OWNER:










                           SCHEDULE A
NORTON DRILLING COMPANY COMMON STOCK CERTIFICATE #1 FOR 1,000 SHARES











                           SCHEDULE B










                           SCHEDULE C











                           SCHEDULE D

























THE PLAINS NATIONAL BANK PNB           GUARANTOR
5010 University                    DSI INDUSTRIES, INC.
Lubbock, Texas 79413                                           DISCLAIMER OF
(806)-795-7131 "LENDER"                                        ORAL AGREEMENTS
Lubbock County

                                ADDRESS
                           5211 Brownfield Hwy, Suite 230
                           LUBBOCK, TX 79407
                           Telephone No.     Identification No.
                           785-8400


OFFICER    INTEREST   PRINCIPAL AMOUNT/   FUNDING/   MATURITY  CUSTOMER   LOAN
INITIALS     RATE       CREDIT LIMIT     AGREEMENT     DATE     NUMBER   NUMBER

  052      VARIABLE     $750,000.00       08/01/96   04/01/97            991307


Owner and Lender (the "Parties") incorporate by reference into each of the documents executed in connection with the transaction described above, the following provision:


THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


Dated: AUGUST 1, 1996

                           LENDER: PLAINS NATIONAL BANK OF WEST TEXAS
                                   P.O. Box 271

                           DARRELL W ADAMS
                           SENIOR VICE PRESIDENT

OWNER: DSI INDUSTRIES, INC.                                           OWNER:

/s/ Sherman H. Norton, Jr.
SHERMAN H. NORTON, JR. - CHAIRMAN
OF THE BOARD



OWNER:                     OWNER:




OWNER:                     OWNER:




OWNER:                     OWNER:






Exhibit 10.36

The Plains National Bank PNB
5010 University
Lubbock, Texas 79413
(806-795-7131 "LENDER" Lubbock County


                 COMMERCIAL CONTINUING GUARANTY

        GUARANTOR                                          BORROWER
DSI INDUSTRIES, INC.                          NORTON DRILLING COMPANY

        ADDRESS                                            ADDRESS
5211 BROWNFIELD HWY, SUITE 230                5211 BROWNFIELD HWY, SUITE 230
LUBBOCK, TX 79407                             LUBBOCK, TX. 79407
Telephone     Identification No.              Telephone     Identification No.
785-8400                                      785-8400

    1. CONSIDERATION. This Guaranty is being executed to induce Lender indicated above to enter into one or more loans or other financial accommodations with or on behalf of Borrower.

    2. GUARANTY. Guarantor hereby unconditionally guarantees the prompt and full payment and performance of Borrower's present and future, joint and/or several, direct and indirect, absolute and contingent, express and implied, indebtedness, liabilities, obligations and covenants to Lender, including any amendments, extensions modifications, renewals, or substitutions, thereto (cumulatively "Obligations"):

 X UNLIMITED: Guarantor's Obligations under this Guaranty shall be unlimited and shall include all present or future Obligations between Borrower and Lender (whether executed for the same or different purposes), together with all interest and all of Lender's expenses and costs, incurred in connection with the Obligations.

  LIMITED TO: Guarantor's Obligations under this Guaranty shall include all present and future written agreements between Borrower and Lender (whether executed for the same or different purposes), but shall be limited to the principal amount of________________Dollars, together with all interest and all of Lender's expenses and costs incurred in connection with the Obligations.

  LIMITED TO THE FOLLOWING DESCRIBED NOTES/AGREEMENTS: Guarantor's Obligations under this Guaranty shall be limited to the obligations described in the following notes and agreements together with all interest and all of Lender's expenses and costs, incurred in connection with the
  Obligations:

Interest  Principal Amount/      Funding/       Maturity   Customer    Loan
  Rate     Credit Limit        Agreement Date     Date      Number     Number





    3. ABSOLUTE AND CONTINUING NATURE OF GUARANTY. Guarantor's obligations under this Guaranty are absolute and continuing and shall not be affected or impaired if Lender amends, renews, extends, compromises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any Borrower, Co-guarantor or third party or any of Lender's rights against any Borrower, Co-guarantor, third party, or collateral. In addition, Guarantor's Obligations under this Guaranty shall not be affected or impaired by the death, incompetency, termination, dissolution, insolvency, business cessation, or other financial deterioration of any Borrower, Guarantor, or third party.

   4. DIRECT AND UNCONDITIONAL NATURE OF GUARANTY. Guarantor's Obligations under this Guaranty are direct and unconditional and may be enforced without requiring Lender to exercise, enforce, or exhaust any right or remedy against any Borrower, Co-guarantor, third party, or collateral.

    5. WAIVER OF NOTICE. Guarantor hereby waives notice of the acceptance of this Guaranty; notice of present and future extensions of credit and other , financial accommodations by Lender to any Borrower;




THIS GUARANTY HAS BEEN SIGNED IN THE COUNTY OF THE LENDER'S ADDRESS UNLESS OTHERWISE SPECIFIED:




GUARANTOR ACKNOWLEDGES GUARANTOR HAS READ, UNDERSTANDS, AND AGREES TO THE TERMS AND CONDITIONS OF THIS AGREEMENT INCLUDING THE TERMS AND CONDITIONS ON THE REVERSE SIDE. GUARANTOR ACKNOWLEDGES RECEIPT OF AN EXACT COPY OF THIS AGREEMENT.



DATED: AUGUST 1, 1996









GUARANTOR: DSI INDUSTRIES, INC.                          GUARANTOR:
/S/ Sherman H. Norton, Jr.
SHERMAN H. NORTON, JR.- CHAIRMAN
OF THE BOARD





GUARANTOR:                                               GUARANTOR:

















    6. DEFAULT. Guarantor shall be in default under this Guaranty in the event that any Borrower or Guarantor:
   (a) fails to pay any amount under this Guaranty or any other indebtedness to Lender when due (whether such amount is due by acceleration or otherwise);
   (b) fails to perform any obligation or breaches any warranty or covenant to Lender contained in this Guaranty or any other present or future written agreement;
   (c)provides or causes any false or misleading signature or representation to be provided to Lender;
   (d) allows any collateral for the Obligations or this Guaranty to be destroyed, lost or stolen, or damaged in any material respect
   (e) permits the entry or service of any garnishment, judgment, tax levy, attachment or lien against Borrower, Guarantor, or any of their property;
   (f) becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceeding; or
   (g) causes Lender to deem itself insecure in good faith for any reason. and Borrower has been unable to provide assurances or or restore the Bank's security.

7. RIGHTS OF LENDER ON DEFAULT. If there is a default under this Guaranty, Lender shall be entitled to exercise one or more of the following remedies without notice or demand (except as required by law):
   (a) to declare Guarantor's Obligations under this Guaranty immediately due and payable in full;
   (b) to collect the outstanding obligations under this Guaranty with or without resorting to judicial process;
   (c) to set-off Guarantor's Obligations under this Guaranty against any amounts due to Guarantor including, but not limited to, monies, instruments, and deposit accounts maintained with Lender; and
   (d) to exercise all other rights available to Lender under any other written agreement or applicable law.

Lender's rights are cumulative and may be exercised together, separately, and in any order. Guarantor waives and consents to any release or other impairment of any collateral securing the Obligations because of any failure of Lender to perfect a security interest in any such collateral or any other reason whatsoever even if caused by Lender's negligence.

   8. SUBORDINATION. Any indebtedness of Borrower now or hereafter owed to or held by Guarantor is hereby subordinated to the payment in full of the Obligations of Borrower to Lender during the term of this Agreement. Guarantor agrees that Lender shall be preferred to Guarantor in any assignment for the benefit of Borrower's creditors in any bankruptcy, insolvency, liquidation, or reorganization proceeding commenced by or against Borrower in any federal or state court.

   9. INDEPENDENT INVESTIGATION. Guarantor's execution and delivery to Lender of this Guaranty is based solely upon Guarantor's independent investigation of Borrower's financial condition and not upon any written or oral representation of Lender in any manner. Guarantor assumes full responsibility for obtaining any additional information regarding Borrower's financial condition and Lender shall not be required to furnish Guarantor with any information of any kind regarding Borrower's financial condition.

   10. ACCEPTANCE OF RISKS. Guarantor acknowledges the absolute and continuing nature of this Guaranty and voluntarily accepts the full range of risks associated herewith including, but not limited to, the risk that Borrower's financial condition shall deteriorate or, if this Guaranty is unlimited, the risk that Borrower shall incur additional Obligations to Lender in the future.

   11. SUBROGATION. Guarantor, after performing under this Guaranty, shall not be subrogated to any of Lender's rights against any Borrower which presently is or may become the subject of any bankruptcy proceedings. Under these circumstances, Guarantor specifically waives any rights and claims as a creditor of such Borrower's bankruptcy estate. Other than as mentioned above, Guarantor, after fully performing under this Guaranty, will be subrogated to any of Lender's rights against any Borrower, any other guarantor, any third party or any collateral which may secure the obligations of any of these parties.

   12. APPLICATION OF PAYMENTS. Lender will be entitled to apply any payments or other monies received from Borrower, any third party, or any collateral against Borrower s present and future obligations to Lender in any order.

   13. ESSENCE OF TIME. Guarantor and Lender agree that time is of the essence.

  14. TERMINATION. This Guaranty shall remain in full force and effect until Lender executes and delivers to Guarantor a written release thereof. Notwithstanding the foregoing, Guarantor shall be entitled to terminate any unlimited guaranty of Borrower's future Obligations to Lender following any anniversary of this Guaranty by providing Lender with sixty (60) or more days' written notice of such termination by hand-delivery or certified mail. Notice shall be deemed given when received by Lender. Such notice of termination shall not effect or impair any of the agreements and obligations of the Guarantor under this Agreement with respect to any of the obligations (including legal, binding obligations to lend additional funds in the future) existing prior to the time of actual receipt of such notice by Lender, any extensions or renewals thereof, and any interest on any of the foregoing.

   15. ASSIGNMENT. Guarantor shall not be entitled to assign any of its rights or obligations described in this Guaranty without Lender's prior written consent which may be withheld by Lender in its sole discretion. Lender shall be entitled to assign some or all of its rights and remedies described in this Guaranty without notice to or the prior consent of Guarantor in any manner. Unless the Lender shall otherwise consent in writing, the Lender shall have an unimpaired right prior and superior to that of any assignee, to enforce this Guaranty for the benefit of the Lender, as to those Obligations that the Lender has not assigned

   16. MODIFICATION AND WAIVER. The modification or waiver of any of Guarantor's obligations or Lender's rights under this Guaranty must be contained in a writing signed by Lender. Lender may delay in exercising or fail to exercise any of its rights without causing a waiver of those rights. A waiver on one occasion shall not constitute a waiver on any other occasion.

   17. SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon and inure to the benefit of Guarantor and Lender and their respective successors, assigns, trustees, receivers, administrators, personal representatives, legatees, and devisees.

   18. NOTICE. Any notice or other communication to be provided under this Guaranty shall be in writing and sent to the parties at the addresses described in this Guaranty or such other addresses as the parties may designate in writing from time to time.

   19. SEVERABILITY. If any provision of this Guaranty violates the law or is unenforceable, the rest of the Guaranty shall remain valid.

   20. APPLICABLE LAW. THIS GUARANTY SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAWS.

   21. COLLECTION COSTS. If Lender hires an attorney to assist in collecting any amount due or enforcing any right or remedy under this Guaranty, Guarantor agrees to pay Lender's reasonable attorneys' fees, legal expenses and other costs as permitted by law.

   22. MISCELLANEOUS. This Guaranty is executed in connection with a commercial or agricultural loan. Guarantor will provide Lender with a current financial statement upon request. All references to Guarantor in this Guaranty shall include all entities or persons signing on reverse. If there is more than one Guarantor, their obligations shall be joint and several. This Guaranty and any related documents represent the complete and integrated understanding between Guarantor and Lender pertaining to the terms and conditions of those documents.

   23. ADDITIONAL TERMS:
Borrower will have no more than thirty (30) days to cure any default from the date of written notice by the bank.





















































THE PLAINS NATIONAL BANK PNB           GUARANTOR
5010 University                    DSI INDUSTRIES, INC.
Lubbock, Texas 79413                                           DISCLAIMER OF
(806)-795-7131 "LENDER"                                        ORAL AGREEMENTS
Lubbock County

                                 ADDRESS
                            5211 Brownfield Hwy, Suite 230
                            LUBBOCK, TX 79407
                            Telephone No.     Identification No.
                            785-8400


OFFICER   INTEREST   PRINCIPAL AMOUNT/     FUNDING/   MATURITY  CUSTOMER  LOAN
INITIALS    RATE       CREDIT LIMIT       AGREEMENT     DATE     NUMBER   NUMBER

  052     VARIABLE    $3,000,000.00       08/01/96    07/01/03          1015908




Guarantor and Lender (the "Parties") incorporate by reference into each of the documents executed in connection with the transaction described above, the following provision:




THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES .

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.







Date: August 1, 1996




                       Lender: Plains National Bank of West Texas
                                P.O. Box 271

                               DARRELL W ADAMS
                               SENIOR VICE PRESIDENT



GUARANTOR: DSI INDUSTRIES, INC.                          GUARANTOR:

/S/ Sherman H. Norton, Jr.
SHERMAN H. NORTON, JR.- CHAIRMAN
OF THE BOARD

GUARANTOR:                                               GUARANTOR: